Long-term loan	12 Months Ended
Dec. 31, 2023
Long-term loan [Abstract]
Long-term loan	Long-term loan
In September 2020, Vedanta entered into a $15,000 loan and security agreement with Oxford Finance LLC. The loan is secured by Vedanta's assets, including equipment, inventory and intellectual property. The loan bears a floating interest rate of 7.7 percent plus the greater of (i) 30 day U.S. Dollar LIBOR reported in the Wall Street Journal or (ii) 0.17 percent. The loan matures September 2025 and requires interest-only payments prior to 2023. The loan also carries a final fee upon full repayment of 7.0 percent of the original principal, or $1,050. As part of the loan agreement, Vedanta also issued Oxford Finance LLC 12,886 Series C-2 preferred share warrants with an exercise price of $23.28 per share, expiring September 2030. The outstanding loan balance totaled approximately $15,400 as of December 31, 2022. On March 1, 2023, the Group derecognized the loan in connection with Vedanta's deconsolidation. Refer to Note 5. Investments Held at Fair Value.
The following table summarizes long-term loan activity for the years ended December 31, 2023 and 2022:

	Long-term loan
	2023 $	2022 $
Balance at January 1,	15,400	15,118
Accrued interest	363	1,755
Interest paid	(300)	(1,436)
Other	(17)	(38)
Deconsolidation of subsidiary	(15,446)	—
Balance at December 31,	—	15,400
The long-term loan is presented as follows in the Statement of Financial Position as of December 31, 2023 and 2022:

	Long-term loan
	2023 $	2022 $
Current portion of long-term loan	—	5,156
Long-term loan	—	10,244
Total Long-term loan	—	15,400